FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Investment, Fair Value and NAV [Line Items]
FAIR VALUE MEASUREMENTS	FAIR VALUE MEASUREMENTS
Accounting Standard Codification Topic 820, Fair Value Measurements, defines fair value as the price that would be received to sell an asset or the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining the fair value of financial instruments, the Plan uses various methods including market and income approaches. Based on these approaches, the Plan utilizes certain assumptions that market participants would use in pricing an asset or a liability. These inputs can be readily observable, market corroborated or generally unobservable. Fair value measurements are based on the exit price notion that maximizes the use of observable inputs and minimizes the use of unobservable inputs. All inputs, whether observable or unobservable, are ranked in accordance with a prescribed fair value hierarchy that assigns the highest priority to quoted prices in active markets and the lowest priority to prices derived from data lacking transparency. Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to their fair value measurements. The fair value of the Plan’s assets and liabilities is classified and disclosed in one of the following three categories:

•Level 1 — Valuation is based on quoted prices for identical instruments traded in active markets.
•Level 2 — Valuation is based on quoted prices for similar instruments traded in active markets; quoted prices for identical or similar instruments traded in markets that are not active; and model-derived valuations whose inputs are observable and can be corroborated by market data.
•Level 3 — Valuation is based on significant unobservable inputs for determining the fair value of assets or liabilities. These significant unobservable inputs reflect assumptions that market participants may use in pricing the assets or liabilities.

The following tables categorize the Plan’s investments that were measured at fair value on a recurring basis as of December 31, 2025 and 2024:

	Investments Measured at Fair Value on a Recurring Basis as of December 31, 2025
	Total Fair Value	Level 1	Level 2	Level 3
Common stock	$82,454,473	$82,454,473	$—	$—
Mutual funds	583,812,852	583,812,852	—	—
Total investments measured at fair value	$666,267,325	$666,267,325	$—	$—

	Investments Measured at Fair Value on a Recurring Basis as of December 31, 2024
	Total Fair Value	Level 1	Level 2	Level 3
Common stock	$72,082,995	$72,082,995	$—	$—
Mutual funds	487,950,205	487,950,205	—	—
Total investments measured at fair value	$560,033,200	$560,033,200	$—	$—

Common Stock — East West’s common stock held in the participants’ accounts is valued at the closing price on the Nasdaq Global Select Market on the last business day of the Plan year and is classified in Level 1 of the fair value hierarchy.

Mutual Funds — Mutual funds are valued at the last reported closing price on the last business day of the Plan year on a recognized securities exchange. They are classified in Level 1 of the fair value hierarchy.
The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair value. Furthermore, while the Plan believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement as of the reporting date. There were no changes in methodology during the year ended December 31, 2025.